STAR MARKETS COMPANY, INC.

                            NOTICE OF REDEMPTION
                                     OF
                   13% SENIOR SUBORDINATED NOTES DUE 2004

                           CUSIP NO.: 855151 AB 2

      NOTICE IS HEREBY GIVEN, pursuant to Section 3.03 of the Indenture dated as of November 1, 1994, between Star Markets Company, Inc., a Massachusetts corporation (the "Company") and State Street Bank and Trust Company, as trustee (the "Indenture"), that the Company has called for redemption on November 1, 1999 (the "Redemption Date") all of the 13% Senior Subordinated Notes due 2004 (the "Notes") at the redemption price of 106.5% of the principal amount together with accrued interest to the Redemption Date (the "Redemption Price") outstanding on such date. On and after the Redemption Date the interest on the Notes will cease to accrue. Redemption of the Notes is being made at the option of the Company pursuant to Article 3 of the Indenture and Sections 5 and 6 of the Notes.

      Payment of the Redemption Price will be made upon presentation and surrender of the Notes to State Street Bank and Trust Company (the "Paying Agent") at the following addresses:

             By Mail:                       By Hand or Overnight
Courier:
             --------                       ---------------------------
--
State Street Bank and Trust Company      State Street Bank and Trust
Company
Corporate Trust Department               Corporate Trust Department
P.O. Box 778                             2 Avenue de Lafayette
Boston, MA 02102-0778                    Boston, MA 02111

The method of delivery of the Notes to the Paying Agent is at the option and risk of the holder of the Notes. Questions and requests for assistance on how to submit your Note certificates should be directed to the Paying Agent at the address for hand delivery set forth above or by telephoning 1-800-531-0368.

      Under federal income tax law, the Paying Agent may be obligated to withhold 31% of the Redemption Price from any holder who fails to provide the paying Agent with such holder's correct taxpayer identification number and a certification that such holder is not subject to backup withholding. Holders who wish to avoid the application of these provisions regarding backup withholding should submit a completed Form W-9 to the Paying Agent when presenting their Notes for redemption.

      No representation is hereby made as to the correctness or accuracy of the CUSIP number listed on this Notice or printed on the Notes.

                                         State Street Bank and Trust
                                         Company, as Trustee

Dated: September 30, 1999